Impairment of goodwill	12 Months Ended
Dec. 31, 2017
Impairment Of Assets [Abstract]
Impairment of goodwill
Impairment of goodwill
Goodwill acquired in a business combination is allocated, at acquisition, to the cash-generating units (CGUs) that are expected to benefit from the business combination. The six identified CGUs (Luxfer Gas Cylinders, Luxfer Superform, Luxfer MEL Technologies, Luxfer Magtech, Luxfer Graphic Arts and Luxfer Czech Republic) represent the lowest level within the Group at which goodwill is monitored for internal management reporting purposes. The six CGUs are aggregated to form the Group's two defined reportable divisions: Gas Cylinders Division and Elektron Division. The table below summarizes the carrying value of goodwill by division:

	Gas Cylinders Division	Elektron Division	Total
	$M	$M	$M
At January 1, 2016	22.3	39.9	62.2
Additions	—	0.1	0.1
Exchange difference	(3.4)	(2.0)	(5.4)
At December 31, 2016	18.9	38.0	56.9
Exchange difference	1.6	1.1	2.7
At December 31, 2017	20.5	39.1	59.6

The Gas Cylinders Division goodwill of $20.5 million (2016: $18.9 million) includes goodwill attributable to our Luxfer Gas Cylinders operations of $19.5 million (2016: $17.9 million) and goodwill attributable to our Luxfer Superform operations of $1.0 million (2016: $1.0 million). During the year, our Elektron Division redefined its operations with MEL Chemicals and Magnesium Elektron reorganized to form the new CGUs of Luxfer MEL Technologies, Luxfer Magtech, Luxfer Graphic Arts and Luxfer Czech Republic. The Elektron Division goodwill of $39.1 million (2016: $38.0 million) included goodwill attributable to our Luxfer MEL Technologies operations of $5.4 million and goodwill attributable to our Luxfer Magtech operations of $33.7 million; no goodwill is allocated to Luxfer Graphic Arts or Luxfer Czech Republic. The goodwill figure was allocated based on which operating segments historical acquisitions were allocated to and the value of the acquired goodwill on those historical acquisitions. As at December 31, 2016, the goodwill of $38.0 million included goodwill attributable to our MEL Chemicals of $3.9 million and goodwill attributable to our Magnesium Elektron operations of $34.1 million.
The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired. The recoverable amount of each of the cash-generating units has been determined based on a value-in-use calculation using a discounted cash flow method. The cash flows were derived from a 3-year business plan prepared at a detailed level by each CGU. The results of these plans were then extrapolated to give a terminal value based on a growth rate of 2.1% (2016: 2.1%). The 3-year business plans were driven by detailed sales forecasts by product type and best estimate of future demand by end market, using current margins. The cash flows included allowance for capital maintenance costs, along with working capital requirements based on the projected level of sales. A pre-tax discount rate of between 8.5% and 10.9% was used for the individual CGUs (2016: between 10.1% and 10.7% for all CGUs), which was considered a best estimate for the risk-adjusted cost of capital for the CGUs. The long-term projections assumed product prices and costs were at current levels, but the exchange rates used were USD:GBP of $1.35 and USD:EUR of $1.19.